[GRAPHIC: U.S. GLOBAL INVESTORS, INC. LOGO]

June 27, 1997

Dear Investor,

I hope you enjoyed the ISI Money Show in Chicago and felt it provided an excellent opportunity to receive valuable investment information. The workshops presented so many new investment opportunities that can help you increase your own portfolio's performance.

While attending my workshop you heard me discuss the secrets of bond fund management. My Fund, the U.S. Government Securities Savings Fund achieved its position as the number one government money market fund for the five year period ended 3/31/97 according to Lipper Analytical Services and has a current yield of 5.31% and an effective yield of 5.45%. I've just decided to extend the expense cap of 0.40% until June 30, 1998 so that we will remain one of the absolute top-performing government money market funds. This Fund has consistently outperformed the average money market fund, 6-month CD and bank money market* while offering free checkwriting privileges**, daily dividend income which is exempt from state and local taxes, electronic deposits, penalty-free withdrawals and monthly statements.

The Fund invests only in securities issued by the U.S. Government and its agencies and is a safe haven that is ideal for managing your cash investments and protecting gains made in the bull market we are enjoying today.

I have enclosed with this letter an information guide to our family of no-load funds. Read it today to discover how we can enhance your portfolio's growth potential and offer you the high yield of the U.S. Government Securities Savings Fund. To invest in our funds, or for more information, call 1-800-US-FUNDS or 1-800-873-8637 for a free investment guide. You can also find us on the Internet at www.usfunds.com or via e-mail at shsvc@usfunds.com.

Sincerely,

/S/ Creston King

CRESTON KING
Portfolio Manager
U.S. Government Securities Savings Fund

------------------------------------------
The U.S. Government Securities Savings Fund's 7-Day Effective Yield and 7-Day Current Yield as of 6/17/97 were 5.45% and 5.31% respectively. The U.S. Government Securities Savings Fund was ranked #1 out of 78 government money market funds for the 5-year period ended 12/31/96 and #5 out of 115 government money market funds for the 1-year period ended 12/31/96 by Lipper Analytical Services. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. Past performance is no guarantee of future results. The U.S. Government Securities Savings Fund is managed to maintain a stable $1 per share value; however, there is no guarantee it will be able to do so. Like all other mutual funds, Fund shares are not backed by the U.S. Government or its agencies; however, the securities it invests in are. *The fund offers free checkwriting privileges for checks of $500 or more. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/98 or until such later date as the Advisor determines. The Fund's Advisor subsidized certain Fund expenses, enhancing the 7-day annualized yield by .19% for the 7-day period ended 6/17/97. For more information about the Fund, including charges and expenses, call 1-800-US-FUNDS for a free prospectus. Read it carefully before you invest or send money. A monthly small account fee will apply if your balance falls below the $1,000 minimum. **According to IBC's Money Fund Report and Bank Rate Monitor, the average money market mutual funds outperform bank money markets and 6-month CD's. Money market yields may change daily. CD's generally have a fixed rate of return. The Fund is not a bank and is not insured by the FDIC.


                                                        7900 Callaghan Road
                                                        ........................
                                                        MAIL ADDRESS:
                                                        P.O. Box 781234
                                                        San Antonio, Texas
                                                        78278-1234
                                                        ........................
                                                        Tel 210-308-1234
                                                        ........................
                                                        1-800-US-FUNDS
                                                        ........................
                                                        Fax 210-308-1223
                                                        ........................
                                                        email shsvc@usfunds.com